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                                  Exhibit (16)

                       The Munder Framlington Funds Trust

                                Power of Attorney

     The undersigned trustee and/or officer whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, Melanie Mayo West, MaryAnn Shumaker and Jane Kanter his or her true and lawful attorneys and agents to execute in his or her name, place and stead, in his or her capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), a Registration Statement of Munder Framlington on Form N-1A or Form N-14, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of Munder Framlington might or could do in person, such acts of such attorneys being hereby ratified and approved. This Power of Attorney may be executed in any number of counterparts.


/s/ David J. Brophy                                 /s/ Michael T. Monahan
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David J. Brophy                                     Michael T. Monahan


/s/ Joseph E. Champagne                             /s/ Arthur T. Porter
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Joseph E. Champagne                                 Arthur T. Porter


/s/ Charles W. Elliott                              /s/ John Rakolta, Jr.
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Charles W. Elliott                                  John Rakolta, Jr


/s/ Thomas D. Eckert
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Thomas D. Eckert


Dated: November 12, 2002